UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	SASR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2020, the Compensation Committee of the Board of Directors of Sandy Spring Bancorp, Inc. (the “Company”) approved awards of restricted stock and performance-based restricted stock units to each of the Company’s named executive officers under the Company’s 2015 Omnibus Incentive Plan, as follows:

Named Executive Officer	Performance-Based Restricted Stock Units (at target)	Restricted Stock Awards
Daniel J. Schrider	12,794	12,794
Philip J. Mantua	5,002	5,002
Joseph J. O’Brien, Jr.	6,468	6,468
R. Louis Caceres	4,458	4,458
Kevin Slane	2,745	2,745

The awards of performance-based restricted stock units are subject to achievement of certain performance conditions measured over a three-year performance period beginning on January 1, 2020 and ending on December 31, 2022. The performance conditions, which relate to cumulative adjusted earnings per share, total shareholder return, and comparative return on tangible common equity, are described in more detail in the Performance Restricted Stock Unit Award Agreement included with this report as Exhibit 10.1. The form of agreement for restricted stock awards to executive officers is included in this report as Exhibit 10.2.

The Compensation Committee also approved awards of restricted stock units with respect to $35,000 of Company stock to the directors as part of their regular annual compensation. The units vest ratably over a three year period. The form of agreement for restricted stock unit awards to directors is included in this report as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description
10.1	Form of Performance Restricted Stock Unit Award Agreement for 2020 grants to executive officers
10.2	Form of Restricted Stock Award Agreement for 2020 grants to executive officers
10.3	Form of Director Restricted Stock Unit Agreement for 2020 grants to directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: March 13, 2020	By:	/s/ Daniel J. Schrider
Daniel J. Schrider
President and Chief Executive Officer

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